                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/     FILED BY A PARTY OTHER THAN THE REGISTRANT /  /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the commission only (as permitted by Rule
     14a-6(e)(2))

                          VERMONT PURE HOLDINGS, LTD.
                (Name of Registrant as Specified In Its Charter)

                                 NAME OF COMPANY
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILLING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies :

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

--------------------------------------------------------------------------------

                           VERMONT PURE HOLDINGS, LTD.
                                 87 HOLLY COURT
                            WILLISTON, VERMONT 05495

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 13, 2004

                           ---------------------------

         The Annual Meeting of Stockholders of Vermont Pure Holdings, Ltd. will be held at the offices of Foley Hoag LLP, 155 Seaport Boulevard, 13th Floor, Boston, Massachusetts 02210 on Tuesday, April 13, 2004 at 11:00 a.m. local time, for the following purposes:

      1. To elect ten directors to hold office until the Annual Meeting of Stockholders in 2005 and until their respective successors have been duly elected and qualified.

      2. To approve and adopt our 2004 Stock Incentive Plan, which covers 250,000 shares of our common stock and provides for the grant of incentive and non-statutory stock options and awards of restricted and unrestricted stock.

      3. To transact such other business as may properly come before the meeting and any adjournment(s) of the meeting.

         The record date for the Annual Meeting is February 20, 2004. Only stockholders of record at the close of business on February 20, 2004 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

       PLEASE READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION ABOUT THE ACTIONS TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                        By Order of the Board of Directors

                                        Bruce S. MacDonald
                                        Secretary

Williston, Vermont
March 9, 2004

                          VERMONT PURE HOLDINGS, LTD.

                                PROXY STATEMENT

                              GENERAL INFORMATION

         We are providing you with this Proxy Statement and the enclosed form of proxy in connection with solicitation of proxies by the Board of Directors, or the Board, of Vermont Pure Holdings, Ltd. to be used at our Annual Meeting of Stockholders to be held on April 13, 2004, and any adjournment or adjournments of the meeting. The matters to be considered at the Annual Meeting are set forth in the Notice of Meeting.

         Our executive offices are located at 87 Holly Court, Williston, Vermont 05495 and our telephone number is 802-860-1126. We are sending this Proxy Statement and the enclosed form of proxy to stockholders on or about March 9, 2004.

RECORD DATE AND OUTSTANDING SHARES

         The Board has fixed the close of business on February 20, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments of the meeting. As of the record date, we had issued and outstanding 21,474,399 shares of Common Stock, par value $.001, comprising all of our issued and outstanding voting stock. Each of our stockholders will be entitled to one vote for each share of Common Stock held of record by that stockholder.

SOLICITATION AND REVOCATION

         Proxies in the form enclosed are solicited by and on behalf of the Board. The persons named in the proxy have been designated as proxies by the Board. Any proxy given in response to this solicitation and received in time for the Annual Meeting will be voted as specified in the proxy. If no instructions are given, proxies will be voted

         "FOR" the election of the nominees listed below under "Election of Directors," and

         "FOR" the proposal to approve and adopt the 2004 Stock Incentive Plan,

and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting and any adjournments of the meeting. If any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given in response to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to our Secretary, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy.

QUORUM

         The presence, in person or by proxy, of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum.

VOTING

         If a quorum is present at the Annual Meeting, the persons nominated for election as directors will be elected by a plurality of the shares of Common Stock voted at the Annual Meeting. "Plurality" means that the nominees who receive the highest number of votes will be elected as the directors for the ensuing year.

         If a quorum is present at the Annual Meeting, Proposal No. 2 to approve and adopt the 2004 Stock Incentive Plan requires a majority of the votes properly cast at the meeting. American Stock Exchange (or AMEX) rules require stockholder approval of the 2004 Stock Incentive Plan. Also, the stockholders must approve the proposal in order for stock options issuable under the plan to qualify for favorable tax treatment under the Internal Revenue Code. Abstentions with respect to either of these proposals will count as being present and represented and entitled to vote, and will be included in calculating the number of votes cast. Abstentions will therefore have the effect of a vote "AGAINST" the proposal. Broker non-votes will not be included in calculating the number of votes cast on these proposals.

         We know of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies we receive will be voted on that matter in accordance with the best judgment of the persons named in the proxies.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         Pursuant to the rules of the American Stock Exchange (AMEX), the six independent directors of our Board have nominated all ten current directors to serve as candidates for election as director, to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified. For more information about our nominations procedures and other corporate governance matters, see "Corporate Governance" later in this Proxy Statement. In case any of these nominees should become unavailable for election to the Board, an event which is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

         Unless otherwise specified in the form of proxy, the proxies solicited by the management will be voted "FOR" the election of the ten candidates.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth certain information concerning each of our directors continuing in office and each of our current executive officers:

       NAME                   AGE                    POSITION
Timothy G. Fallon             50        Chief Executive Officer and Chairman of
                                        the Board
Henry E. Baker                71        Director, Chairman Emeritus
Peter K. Baker                44        President and Director
Phillip Davidowitz            72        Director
Robert C. Getchell            55        Director
Carol R. Lintz                51        Director
David R. Preston              63        Director
Ross S. Rapaport              61        Director
Norman E. Rickard             67        Director
Beat Schlagenhauf             52        Director
John B. Baker                 49        Executive Vice President
Bruce S. MacDonald            45        Chief Financial Officer,
                                        Treasurer, and Secretary

         The business experience during at least the last five years of each of these individuals is as follows:

         Timothy G. Fallon has been our Chief Executive Officer and a director since November 1994. Until October 2000, he concurrently served as our President. In April 1998, he was appointed Chairman of the Board of Directors. He also chairs the Executive Committee of the Board of Directors. From January 1992 to November 1994, Mr. Fallon was the Senior Vice President, Sales and Marketing for Cadbury Beverages, Inc. From October 1989 to December 1991, Mr. Fallon was Vice President of Sales for Canada Dry USA, a division of Cadbury

Beverages, Inc. From July 1984 to September 1989, Mr. Fallon served as Vice President - Sales and Marketing for Pepsi Cola Bottling Company New York City, Inc.

         Henry E. Baker became a director and our Chairman Emeritus in October 2000 in conjunction with the business combination with Crystal Rock Spring Water Company. Prior to the business combination, he was employed at Crystal Rock from 1947 to 2000. He was appointed President of Crystal Rock and became Chairman of its Board of Directors in 1965. Mr. Baker served on the International Bottled Water Association, or IBWA, Board of Directors for two decades. He was inducted into the Beverage World Bottled Water Hall of Fame in 1990. Mr. Baker is the father of Peter K. Baker and John B. Baker and the husband of Joan A. Baker, a subordinated creditor. See "Certain Transactions."

         Peter K. Baker became a director and our President in October 2000 in conjunction with the business combination with Crystal Rock. He is a member of the Executive Committee. Prior to that, he was employed at Crystal Rock from 1977 to 2000 and was appointed its Co-President in 1993. After serving on the Board of Directors of the IBWA, Peter served as its Chairman during the 1998-1999 term.

         Phillip Davidowitz has been a director since June 1998. Mr. Davidowitz, who is retired, was President of TSC Clearing Services, Inc. since 1980 and a member of the New York Stock Exchange and Vice Chairman of Transatlantic Securities Company since 1988. TSC Clearing Services is a wholly-owned subsidiary of Transatlantic Securities Company, and is a sales and marketing company for client retention. Transatlantic Securities Company is a member of the New York Stock Exchange and executes orders for clients on an agency basis only and clears its own transactions.

         Robert C. Getchell has been a director since December 1994. He is chair of our Audit Committee and a member of the Compensation Committee. Mr. Getchell has been a principal of Getchell Professional Association, a certified public accountant firm in Quechee, Vermont, since 1975. In July 1992, Mr. Getchell was appointed to the Vermont Economic Development Authority which he served on through 1998, and of which he was chairman from 1996 through 1998.

         Carol R. Lintz has been a director since 2001. She is a member of our Audit Committee. Ms. Lintz is an equity analyst at Fortis Investments in Boston, Massachusetts. From 1996 to 2000 Ms. Lintz was an analyst at Wellington Management in Boston. Prior to that, from 1992 to 1996, she was an analyst for State Street Research and Management in Boston.

         David R. Preston has been a director since October 1995. He chairs our Compensation Committee and is a member of our Audit and Executive Committees. From 1990 to July 1995, Mr. Preston was a division president at Kayser-Roth Corporation, a sock and hosiery manufacturer, located in Greensboro, North Carolina. He has been a Senior Associate with Renaissance Management Group LLC, a management consulting firm, since September 1996. Mr. Preston is a retired division president and corporate officer of the Gillette Company.

         Ross S. Rapaport became a director in October 2000 in connection with the business combination with Crystal Rock. Mr. Rapaport is Counsel to Pepe & Hazard LLP, a law firm with offices in Hartford and Southport, Connecticut and Boston, Massachusetts. He has practiced in the area of corporate and general business law for more than 35 years. He has provided legal advice to Crystal Rock since 1974 and serves as trustee of the Baker family trusts.

         Norman E. Rickard has been a director since May 1995. He is a member of our Executive and Audit Committees. Mr. Rickard, who is retired, was the President of Xerox Document Services Group of Xerox Corporation and a Corporate Senior Vice President. Mr. Rickard had been employed by Xerox Corporation since 1967 in various capacities, including President of Xerox Business Services, Director of Business Effectiveness, Director of the Worldwide Strategic Manufacturing Project, Director of Staff Operations and Vice President of Quality. He is also currently a director of Optical Dynamics Corporation, Health Now of New York and Annie's Homegrown.

         Beat Schlagenhauf has been a director since July 1993. Mr. Schlagenhauf has been a principal of Schlagenhauf & Partners, a portfolio management company in Zurich, Switzerland, for more than 15 years.

         John B. Baker became our Executive Vice President in October 2000, in conjunction with the business combination with Crystal Rock. He was employed at Crystal Rock from 1975 to 2000. He was appointed Co-President in 1993.

         Bruce S. MacDonald has been our Chief Financial Officer and Treasurer since May 1993. He has also served as our Secretary since June 1999. From 1987 to May 1993, Mr. MacDonald was Controller of Cabot Cooperative Creamery Incorporated.

                REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         The following tables show (1) the cash compensation we paid, as well as certain other compensation paid or accrued, to our Chief Executive Officer and three most highly compensated executive officers other than the Chief Executive Officer for our last three fiscal years, and (2) information regarding the value of all options held by the Chief Executive Officer and Chief Financial Officer at the end of fiscal year 2003. No other executive officers have outstanding option agreements with us. Except for the listed individuals, we had no other executive officers during fiscal year 2003.

                                    SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------
                               FISCAL
NAME AND PRINCIPAL POSITION     YEAR    ANNUAL COMPENSATION (1)      LONG TERM COMPENSATION
------------------------------------------------------------------------------------------------
                                         SALARY        BONUS      OPTIONS/        ALL OTHER
                                          ($)           ($)      (# SHARES)  COMPENSATION(2) ($)
------------------------------------------------------------------------------------------------
Timothy G. Fallon               2003    $275,000      $102,000      -0-            $16,269
Chief Executive Officer         2002    $250,000      $ 75,000      -0-            $18,071
                                2001    $250,000      $210,000      -0-            $25,000
------------------------------------------------------------------------------------------------
Peter K. Baker                  2003    $250,000      $ 40,715      -0-            $ 9,285
President                       2002    $250,000      $ 40,715      -0-            $ 9,285
                                2001    $250,000      $ 71,826      -0-            $13,174
------------------------------------------------------------------------------------------------
John B. Baker                   2003    $250,000      $ 50,000      -0-              -0-
Executive Vice President        2002    $250,000      $ 50,000      -0-              -0-
                                2001    $250,000      $ 80,120      -0-            $ 4,880
------------------------------------------------------------------------------------------------
Bruce S. MacDonald              2003    $115,000         -0-        -0-            $15,000
Chief Financial Officer,        2002    $105,000         -0-        -0-            $15,000
Treasurer, and Secretary        2001    $105,000      $ 35,000    10,000(3)        $ 8,394
------------------------------------------------------------------------------------------------

(1) We have concluded that the aggregate amounts of perquisites and other personal benefits paid to the named individuals do not exceed the lesser of $50,000 or 10% of the compensation reported in the table for such individuals.

(2) The amount under "All Other Compensation" represents car, life and disability insurance allowances.

(3) Options to purchase Common Shares with an exercise price per share of $3.62 issued on June 26, 2002 expiring 10 years later.

         No options were granted to any of our executive officers during the fiscal year ending October 31, 2003, and accordingly, we have omitted the related table.

                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                           AND FISCAL YEAR-END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------
                       COMMON SHARES   VALUE REALIZED      NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED IN-THE-
                        ACQUIRED ON   FROM EXERCISE OF            OPTIONS                          MONEY
                          EXERCISE        OPTIONS            AT FISCAL YEAR-END      OPTIONS AT FISCAL YEAR-END ($)(1)
----------------------------------------------------------------------------------------------------------------------
          NAME                                           EXERCISABLE  UNEXERCISABLE  EXERCISABLE         UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------
Timothy G. Fallon          - 0 -           - 0 -           995,000       200,000      $ 650,600             $26,000
C.E.O.
----------------------------------------------------------------------------------------------------------------------
Bruce S. MacDonald         - 0 -           - 0 -           201,000        40,000      $  96,830             $ 5,200
C.F.O., Treasurer,
and Secretary
----------------------------------------------------------------------------------------------------------------------

(1) As of October 31, 2003, the closing price per share of Common Stock was $3.38 on the American Stock Exchange.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

         On October 5, 2000, we entered into employment agreements with certain of our executive officers. The executive officer agreements in effect as of October 31, 2003 were as follows:

Timothy G. Fallon

         Our agreement with Mr. Fallon has a term of five years and provides that he will have the title of Chief Executive Officer. His base salary is currently $275,000, subject to annual review by the Board of Directors, and he is eligible to receive various bonuses. The agreement provides that for fiscal years 2002, 2003 and 2004, we will pay him a bonus of from $75,000 to $120,000 depending on our ability to achieve stated levels of target sales, and a further bonus of from $50,000 to $100,000 depending upon our ability to achieve stated levels of target earnings before interest, taxes, depreciation, and amortization, or EBITDA. In fiscal year 2003, Mr. Fallon qualified for a bonus of $102,000 relating to achievement of target sales goals.

         We will reimburse Mr. Fallon for up to $25,000 for buying disability and other insurance that we do not offer as an employee benefit, if he elects to obtain it, and leasing and operating an automobile. Subject to the fiduciary duties of the Board, we will use our best efforts to have Mr. Fallon elected as a member of the Board and the Executive Committee of the Board. The agreement with Mr. Fallon also contains confidentiality provisions and a non-competition clause that prohibits Mr. Fallon from competing with us during the term of the agreement and any period in which he is no longer employed and receives severance payments, or for 12 months if he is not receiving severance payments.

         Also, in accordance with the agreement, Mr. Fallon received 500,000 options on October 5, 2000 to purchase our common stock at $3.25 per share, the market price on that date. The options vest in equal increments over five years and have a term of ten years.

         If we terminate Mr. Fallon's employment before the agreement expires and without "cause," as defined in the agreement, in fiscal years 2002 through 2004, we would be required to pay him monthly severance benefits for the remaining term of his agreement or 24 months, whichever is less, at an annual rate equal to his base annual salary plus $200,000, together with fringe benefits as described in the agreement. Mr. Fallon's contract contains no provisions entitling him to resign and be compensated for "good reason." If there is a "change of control," as defined in the agreement, of the company, followed within 30 days by the termination of Mr. Fallon's employment for any reason, then we would be required to pay him monthly severance benefits as if there had been a termination without cause, together with fringe benefits as described in the agreement.

Peter K. Baker

         The agreement with Peter K. Baker has a term of five years and provides that he will have the title of President. His base salary is currently $250,000, subject to annual review by the Board of Directors, and he will be eligible to receive a bonus of from $25,000 to $75,000 depending on our ability to achieve stated levels of EBITDA. In fiscal year 2003, he was not eligible for such a bonus based on our performance but Mr. Baker was entitled to a guaranteed bonus of $40,715.

         Subject to the fiduciary duties of the Board, we will use our best efforts to have Mr. Baker elected as a member of the Board and the Executive Committee of the Board, so long as the former stockholders of Crystal Rock hold in the aggregate at least 40% of our outstanding shares.

         The agreement also contains confidentiality provisions and a non-competition clause that prohibits Mr. Baker from competing with us during the term of the agreement and any period in which he is no longer employed and receives severance payments, or for 12 months if he is not receiving severance payments. If we terminate Mr. Baker's employment before the agreement expires and without "cause," as defined in the agreement, we will be required to pay him monthly severance benefits for the remaining term of his agreement at an annual rate equal to his base annual salary plus $50,000, together with fringe benefits as defined in the agreement, subject to various limits. If Mr. Baker leaves employment for "good reason," which means if we require him to relocate his home a distance of more than 50 miles, if we assign to him duties materially inconsistent with his position, or if we materially breach our agreement with him, he will be entitled to the same payments as if we had terminated his employment without cause. Finally, if there is a "change of control," as defined in the agreement, of the company, followed within 30 days by the termination of Mr. Baker's employment for any reason, then we would be required to pay him monthly severance benefits for 24 months or the remaining term of his agreement, whichever is less, at the same annual rate that applies in case of termination.

Henry E. Baker

         Our agreement with Henry E. Baker has a term of five years and provides that he will be Chairman Emeritus. Mr. Baker is required to make himself reasonably available to us for consultation for at least 20 hours per calendar month. His base annual salary is currently

$25,000, subject to annual review by the Board of Directors. We provide him with an automobile allowance of up to $12,000 per year for his actual cost of leasing and operating an automobile.

         Subject to the fiduciary duties of the Board, we will use our best efforts to have Mr. Baker elected as a member of the Board so long as the former stockholders of Crystal Rock hold in the aggregate at least 40% of our outstanding shares.

         Henry E. Baker's employment agreement is substantially the same as Peter K. Baker's with respect to confidentiality and non-competition. His agreement regarding severance following termination is substantially the same as for Peter Baker in case of termination of employment without cause, termination for good reason, and termination following a change of control. In cases requiring severance payments, we will pay Mr. Baker monthly severance benefits for the remaining term of his agreement, but not more than 24 months in case of a change of control, at an annual rate equal to his base annual salary, without any added amount, plus fringe benefits as defined in the agreement.

John B. Baker

         John B. Baker has a five year agreement with us that provides that he will have the title of Executive Vice President. His base salary is currently $250,000, subject to annual review by the Board of Directors, and he is eligible to receive a bonus of from $25,000 to $75,000 depending on our ability to achieve stated levels of EBITDA. In fiscal year 2003, he was not eligible for such a bonus based on our performance but Mr. Baker was entitled to a guaranteed bonus of $50,000 under the agreement.

         Mr. Baker may elect to reduce his duties and compensation by giving us written notice. In that case, he must make himself reasonably available to us for consultation for at least 20 hours per calendar month. While he is employed full time, his base salary and bonus arrangements are the same as for Peter K. Baker. If he chooses reduced employment, his base salary will be reduced to $160,000, subject to annual review by the Board of Directors. He would no longer be eligible for a bonus based on our EBITDA targets. His guaranteed bonus would be equal to the excess of $15,000 over the reimbursed insurance and automobile allowance described above. As of March 1, 2004, he has chosen not to reduce his employment. With respect to confidentiality and non-competition, John B. Baker's employment agreement is substantially the same as Peter K. Baker's.

Bruce S. MacDonald

         Our agreement with Mr. MacDonald has a term of five years and provides that he will have the title of Vice President of Finance, Chief Financial Officer and Treasurer. His base salary is currently $115,000, subject to annual review by the Chief Executive Officer, and he will be eligible to receive a bonus of from $25,000 to $75,000 depending on our ability to achieve stated levels of target EBITDA. In fiscal year 2002, Mr. MacDonald was not eligible for a bonus based on our performance.

         We will reimburse Mr. MacDonald for up to $15,000 for buying insurance that we do not offer as an employee benefit, if he elects to obtain it, and leasing and operating an automobile. The agreement with Mr. MacDonald also contains confidentiality provisions and a non-competition clause substantially the same as for Mr. Fallon and Messrs. Baker.

         Also, in accordance with the agreement, Mr. MacDonald received 100,000 options on October 5, 2000 to purchase our common stock at $3.25 per share, the market price on that date. The options vest in equal increments over five years and have a term of ten years.

         If we terminate Mr. MacDonald's employment before the agreement expires and without "cause," as defined in the agreement, we will be required to pay him monthly severance benefits for the remaining term of his agreement or 24 months, whichever is less, at an annual rate equal to his base annual salary plus $50,000, together with fringe benefits as defined in the agreement, subject to various limits. Mr. MacDonald's contract contains no provisions entitling him to resign and be compensated for "good reason." If there is a "change of control," as defined in the agreement, of the company, followed within 30 days by the termination of Mr. MacDonald's employment for any reason, then we would be required to pay him monthly severance benefits as if there had been a termination without cause, together with fringe benefits as described in the agreement.

COMPENSATION OF DIRECTORS

         Directors who are employees or consultants do not receive any fees for attending Board meetings. Directors who are not employees or consultants receive $750 for each meeting of the Board attended and $7,500 each year, subject to reduction by (i) 50% if the director misses two meetings, and (ii) 100% if the director misses more than two meetings. Directors serving on a regular committee of the Board receive $400 for each committee meeting attended. Additional compensation may be paid for service on ad hoc committees that may be constituted from time to time. In addition, outside members of the Board automatically receive 5,000 Common Stock options at the beginning of each fiscal year through 2005 and 5,000 Common Stock options at the beginning of each calendar year if they met certain attendance criteria during the previous year. The options are issued under the 1998 Stock Option Plan and, if approved, the 2004 Plan.

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED
                              STOCKHOLDER MATTERS

         This table and its accompanying footnotes set forth certain information as of February 20, 2004 with respect to the stock ownership of (i) those persons or groups who beneficially own more than 5% of our Common Stock, (ii) each of our directors, (iii) our executive officers individually, and (iv) all of our directors and executive officers as a group (based upon information furnished by such persons). Shares of Common Stock issuable upon exercise of options and warrants which are currently exercisable or exercisable within 60 days of the date of this table have been included in the following table.

                                                   AMOUNT AND NATURE       PERCENTAGE OF
                                                     OF BENEFICIAL       OUTSTANDING SHARES
          OWNER'S NAME AND ADDRESS                      OWNERSHIP               OWNED
          ------------------------                 -----------------     ------------------
Timothy G. Fallon                                   1,004,058(1)                4.3%

Henry E. Baker                                      1,065,219                   4.5%

Peter K. Baker                                      2,871,289                  12.2%

Phillip Davidowitz                                     73,200(2)                0.3%

Robert C. Getchell                                    112,000(3)                0.5%

Carol R. Lintz                                         43,017(4)                0.2%

David R. Preston                                      113,000(5)                0.5%

Ross S. Rapaport, individually and as trustee       3,117,258(4)(6)            13.1%

Norman E. Rickard                                     118,346(3)                0.5%

Beat Schlagenhauf                                     118,015(3)                0.5%

John B. Baker                                       2,871,289                  12.2%

Bruce S. MacDonald                                    214,191(7)                0.9%

All Officers and Directors
as a group (12 individuals)                        11,720,882(8)               49.7%

(1) Includes 995,000 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(2) Includes 68,200 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(3) Includes 97,000 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(4) Includes 40,000 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(5) Includes 101,000 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(6) Includes 3,041,372 shares as trustee for U/T/A dated 12/16/91 F/B/O Joan Baker et. al.; 11,923 shares each as trustee for Peter K. Baker and John B. Baker Life Insurance Trusts; and 12,040 individually owned by Mr. Rapaport

(7) Represents 201,000 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(8) Includes 1,736,200 shares of Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth additional information as of October 31, 2003, about shares of our Common Stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements that were not required to be and were not submitted to our stockholders for approval.

                                                      (a)                         (b)                        (c)
----------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of Securities
                                                                                                   remaining available for
                                          Number of Securities to be   Weighted-average exercise    future issuance under
                                           issued upon exercise of        price of outstanding     equity compensation plans
                                             outstanding options,        options, warrants and      (excluding securities
          Plan Category                      warrants and rights                rights             reflected in column (a)).
----------------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by
security holders                                   1,988,486                     $3.10                      657,697

----------------------------------------------------------------------------------------------------------------------------
Equity compensation plans not approved
by security holders (1)(2)(3)                        490,335                     $2.50                       - 0 -

----------------------------------------------------------------------------------------------------------------------------
Total                                              2,478,821                     $2.98                      657,697

----------------------------------------------------------------------------------------------------------------------------

(1) On July 24, 1996, we granted non-qualified stock options to each of Robert Getchell, Beat Schlagenhauf, Norman Rickard, David Preston and Richard Worth to acquire 30,000 shares of our Common Stock for a per share price of $2.50. The options expire in July 2006. Each grantee was a director at the time of grant and received the option as a performance incentive. The material features of these plans are substantially similar to those of the stockholder-approved plans.

(2) On September 12, 1997, we granted non-qualified stock options to David Preston to acquire 26,000 shares of our Common Stock, and to each of Robert Getchell, Beat Schlagenhauf, Norman Rickard and Richard Worth to acquire, in each case, 22,000 shares of our Common Stock for a per share price of $2.50. The options expire at various times between September 2004 and December 2005. Each grantee was a director at the time of grant and received the option as a performance incentive. The material features of these plans are substantially similar to those of the stockholder-approved plans.

(3) In an agreement dated November 4, 1994, and modified on September 12, 1997, we granted non-qualified stock options to Tim Fallon to acquire 293,335 shares of our Common Stock for a per share price of $2.50. The options expire on December 1, 2004. In February 2002, Mr. Fallon exercised 25,000 of these options. On July 24, 1996 we granted an additional 10,000 shares of our Common Stock of non-qualified stock options at an exercise price of $2.50 per share. The material features of these plans are substantially similar to those of the stockholder-approved plans.

                              CORPORATE GOVERNANCE

         We believe that good corporate governance and fair and ethical business practices are crucial not only to the proper operation of our company, but also to building and maintaining confidence in the integrity, reliability and transparency of the securities markets. We have kept abreast of the actions taken in the past year and a half by Congress, the SEC and the American Stock Exchange to improve and enhance corporate governance, and we take our responsibilities in this area very seriously. This section explains some of the things we have done, or are considering, to improve the way we run Vermont Pure.

CODE OF ETHICS

         Our Board of Directors has adopted a Code of Ethics that applies to all of our employees, officers and directors. The Code covers compliance with law; fair and honest dealings with the company, with competitors and with others; fair and honest disclosure to the public; and procedures for compliance with the Code. You can review our Code of Ethics on our website located at www.vermontpure.com under the "Directors and Officers" section.

BOARD, COMMITTEE AND STOCKHOLDER MEETINGS

         New rules of the American Stock Exchange require that our Board of Directors must meet at least quarterly. During the fiscal year ended October 31, 2003, the Board met four times in person and four times by conference telephone. The Audit Committee met four times in person and four times by conference telephone, the Compensation Committee met twice in person, and the Executive Committee met three times during the year by conference telephone. No incumbent director, except Beat Schlagenhauf, attended fewer than 75% of the total number of meetings of the Board and committees of the Board on which he or she served.

         It is our policy that all members of the Board of Directors attend the Annual Meeting of Stockholders in person, although we recognize that directors occasionally may be unable to attend for personal or professional reasons. We generally hold a meeting of the Board on the same date as the annual stockholder meeting. In 2003, all directors attended the annual stockholder meeting in person except for Henry Baker and Robert Getchell, each of whom participated by conference telephone in the Board meeting held that day.

BOARD AND COMMITTEE INDEPENDENCE

         Board of Directors. Under newly adopted rules of the American Stock Exchange, a majority of our Board of Directors must be "independent" under those rules, and no director qualifies as independent until the Board makes an affirmative determination to that effect. In making this determination about a director, the Board must affirmatively conclude that the director does not have a material relationship with us that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. Under AMEX rules, the Board considered, among other factors, the director's current and historic relationships with us and our competitors, suppliers, customers and auditors, including compensation directly or indirectly paid to the director; the director's professional and family relationships with management and other directors; the relationships that the director's current and former employers may have with us; and the relationships between us and other companies of which the director may be a director or executive officer. AMEX rules require that the independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session.

         As a result of this review, the Board determined that the following directors, comprising a majority of the whole Board, are independent: Phil Davidowitz, Robert Getchell, Carol Lintz, David Preston, Norman Rickard and Beat Schlagenhauf.

         Chairman and Chief Executive Officer. At present, the position of Chairman of the Board and the position of Chief Executive Officer are held by the same individual, Timothy Fallon. Although most major companies in the United States have CEOs who also hold the position of Chairman of the Board, a number of studies on corporate governance have recommended that the positions be held by two different persons, with the Chairman being an independent director. Mr. Fallon has suggested to the Board that separating these functions would be consistent with positive and evolving trends in corporate governance, and the Board plans to consider his proposal in the near future. The Board is mindful of the fact that stockholder groups and rating agencies are placing an increased emphasis on good corporate governance as both an investment criterion and a factor affecting the cost of capital.

         Compensation Committee. The Board determined that Robert Getchell and David Preston (Chair), in their capacity as the members of the Compensation Committee of the Board, are independent. For more information about this committee and its functions, see "Committee Reports--Compensation Committee Report" later in this Proxy Statement.

         Audit Committee. Under the newly adopted AMEX rules, the Board is required to make certain findings about the independence and qualifications of the members of the Audit Committee of the Board. In addition to assessing the independence of the members under the AMEX rules, the Board also considered the requirements of Section 10A(m)(3) and Rule 10A-3 under the Securities Exchange Act of 1934. As a result of its review, the Board determined that the following directors, in their capacity as the members of the Audit Committee, are independent: Robert Getchell (Chair), Carol Lintz, David Preston and Norman Rickard.

         In addition, the Board determined that:

         - Each member of the Audit Committee is, as required by AMEX rules, able to read and understand fundamental financial statements.

         - At least one member of the committee, Mr. Getchell, is "financially sophisticated" under the AMEX rules and is an "audit committee financial expert" under applicable provisions of the federal securities laws.

If you would like more information about this committee and its functions, see "Committee Reports--Audit Committee Report" later in this Proxy Statement.

NOMINATING PROCESS

         Nominations by Independent Directors. Under the new AMEX rules, nominees for our Board must be selected either by a nominating committee consisting entirely of independent directors or by a majority of the independent directors, acting pursuant to a standing resolution governing the nominating process. Given the size of our company and the significant committee responsibilities that many directors already have, we have chosen to assign this function to the independent directors rather than to a nominating committee. Consequently, our six independent directors are responsible for nominations. They act pursuant to a standing resolution. To date, the independent directors have not engaged any third parties to assist them in identifying candidates for the Board.

         Among the tasks that our independent directors may undertake in this capacity are these:

         - Identifying and selecting those persons who will be nominees for director.

         - Considering factors relevant to the selection of nominees, including requirements of law, stock exchange listing standards, matters of character, judgment, business experience and areas of expertise, the diversity of the Board, and other factors.

         - Recruiting appropriate candidates when necessary, and reviewing the qualifications of any candidates nominated by stockholders.

         - Evaluating from time to time the size and composition of the Board and its committees.

         - Evaluating the function and performance of the Board and its directors.

         Nominations by Stockholders. We have since 2000 had a by-law provision that authorizes a stockholder of record to submit to us the name of any person whom the stockholder wishes to nominate as a candidate for election to the Board. In general, such a submission must be received by our corporate secretary at our principal office in Vermont at least 90 days prior to the scheduled date of the annual stockholder meeting, and must contain all information about the candidate that would be required to be disclosed in a proxy statement prepared and filed under federal and state law, as well as the proposed nominee's consent to be named as a nominee and to serve if elected. The stockholder must also provide information about his or her identity and the number of shares owned. If the nomination is made by a stockholder holding shares in "street name," then the identity and ownership information must be furnished about the beneficial owner of the shares. A candidate submitted by a stockholder as a nominee need not be nominated by the independent directors.

         Our by-law does not obligate us to include information about the candidate in our proxy materials, nor does it require us to permit the stockholder to solicit proxies for the candidate using our proxy materials. The by-law relates only to the procedure by which a stockholder may nominate a candidate for director. To date, no stockholder has proposed a candidate pursuant to our by-law. We are not currently seeking new directors. If a stockholder should propose a candidate, we anticipate that the independent directors will evaluate that candidate on the basis of the criteria noted above. For additional information, please refer to Section
4.5 of our by-laws and to "Stockholder Proposals for the Next Annual Meeting" later in this Proxy Statement.

         Recently the SEC adopted rules that may require us to include in our future proxy statements information about a recommended stockholder nominee, but only when the following criteria are met:

         - The proposed nomination is received by a date not later than the 120th day before the date (i.e., the month and day) of our proxy statement released to stockholders in connection with the prior year's annual meeting.

         - The stockholder or stockholder group making the proposal has beneficially owned more than 5% of our common stock for at least a year.

If those criteria are met, and provided that we have written consent from the proposed candidate and from the stockholder or stockholder group, we would be obliged to identify in our proxy statement the name of the candidate and the stockholder or stockholder group making the nomination, and to disclose our position regarding the nomination. By way of illustration, if this Proxy Statement is dated March 9, 2004, the deadline for submission of a candidate's name by an eligible stockholder pursuant to this new SEC rule would be November 9, 2004 for the 2005 annual stockholder meeting.

STOCKHOLDER COMMUNICATIONS

         Our stockholders may communicate directly with the members of the Board of Directors or the individual Chair of standing Board committees by writing directly to those individuals c/o Vermont Pure Holdings, Ltd. at the following address: 87 Holly Court, PO Box 536, Williston, Vermont 05495. Our policy is to forward, and not to intentionally screen, any mail received at our corporate office that is sent directly to an individual.

                                COMMITTEE REPORTS

                             AUDIT COMMITTEE REPORT

         The information set forth in this report is not "soliciting material" and is not "filed" with the SEC or subject to Regulation 14A under, or the liabilities of Section 18 of, the Securities Exchange Act of 1934, except to the extent we specifically request that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Role of the Audit Committee

         The primary purpose of the Audit Committee is to assist the board in fulfilling its oversight responsibilities relating to (a) the quality and integrity of the Company's financial statements and other financial reports, (b) the Company's system of internal accounting controls, (c) the performance of the Company's internal and independent auditors and (d) the Company's compliance with legal and regulatory requirements. The committee meets privately with the independent auditors, has the sole authority to retain and dismiss the independent auditors and reviews their performance and independence from management. The independent auditors have unrestricted access and report directly to the committee. The audit committee has the sole authority to approve transactions that may involve actual or apparent conflicts of interest. Additionally, the Audit Committee has responsibilities and authority necessary to comply with Exchange Act rules relating to (i) direct responsibility for the appointment, compensation, retention and oversight of our accountants, (ii) treatment of complaints and concerns relating to accounting, internal accounting controls, and auditing matters, (iii) the engagement of independent counsel and other advisors, and (iv) determining appropriate funding for audit and audit committee related expenses. These and other aspects of the Audit Committee's authority are more particularly described in the Audit Committee charter adopted by the Board of Directors in June 24, 2003, filed as Annex A to this Proxy Statement.

Review of our Audited Financial Statements for the Fiscal Year ended October 31, 2003

         The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended October 31, 2003 with management. The Audit Committee has discussed with Deloitte & Touche LLP, our independent public accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380).

         The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee has discussed the independence of Deloitte & Touche LLP with the firm. In evaluating the independence of Deloitte & Touche LLP, the Audit Committee considered that the only non-audit service that Deloitte & Touche LLP provides is preparation of our federal and state income tax returns.

         Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2003 for filing with the SEC.

                                          AUDIT COMMITTEE
                                          Robert C. Getchell, Chair
                                          Carol R. Lintz
                                          David R. Preston
                                          Norman E. Rickard

                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Board is composed of two directors, Mr. Getchell and Mr. Preston. Compensation decisions during the fiscal year ended October 31, 2003 were made by the Board of Directors upon the recommendation of the Compensation Committee (except for stock options under our stock option plans, which are granted by the Compensation Committee). The Compensation Committee also administers our stock option plans and employee stock purchase plan. The Committee is charged with the responsibility of reviewing and approving executive officers' compensation and approving all discretionary grants of stock options under our stock option plans.

         Effective as of the date of the Annual Meeting, AMEX rules require that the compensation of the Chief Executive Officer be determined, or recommended to the Board for its determination, by either a majority of independent directors or a wholly-independent compensation committee. We intend to continue to use our existing Compensation Committee, the members of which are independent, for this purpose. AMEX rules prohibit a company's CEO from being present during voting or deliberations with respect to his compensation. Compensation of all other executive officers is required to be determined in the same manner, except that the CEO is permitted to be present during voting or deliberations with respect to the compensation of executive officers other than himself. AMEX rules do not require that a compensation committee have a written charter, and our Compensation Committee does not have a written charter at this time.

         The following describes the compensation programs in effect during fiscal 2003.

Compensation Policy

         Our compensation policies are designed to pay executives an annual salary that is industry competitive and an annual bonus that is based both on our performance and on individual goals established for each of the executives for the fiscal year. We also have longer term incentives based on stock options. All three components of compensation are reviewed annually by the Committee to ensure that salaries remain competitive, that bonuses reward performance and that stock options provide continued incentives.

         Salaries for executive officers are based on the duties and responsibilities of the position held by the executive compared with executive officers of other companies in the industry. Salaries are reviewed and established within the parameters set forth in employment agreements. Various industry salary surveys are reviewed and provided to the Committee to review in establishing compensation.

         The officer's performance over the prior year is assessed by comparing it to objectives and goals that are established by the Board, the Committee and management in a strategic planning process. Payment of bonuses is currently determined by reference to specific performance related formulas in the employment agreements. The Committee approves all such determinations.

         We periodically grant stock options to some or all of our executives and key employees as a means of creating a long-term incentive and benefit. Such stock options are granted at the fair market value of shares of Common Stock on the date of grant. Thus, no benefit will accrue to the executive or key employee from the stock option grant until the Common Stock appreciates. This creates a long-term goal for appreciation of the Common Stock which coincides with the interests of the stockholders.

         In connection with our business combination with Crystal Rock Spring Water Company, the Compensation Committee negotiated, and the Board of Directors approved, five-year employment agreements effective October 5, 2000 with the chief executive officer, Timothy G. Fallon, and with four other executive officers or directors, Peter K. Baker, Henry E. Baker, John B. Baker, and Bruce
S. MacDonald. See "Employment Contracts and Change-in-Control Arrangements" for additional information. These agreements provide for (a) the payment of salary,
(b) the payment of bonuses based principally upon the achievement of stated goals relating to sales and/or EBITDA, and, (c) in the case of Mr. Fallon and Mr. MacDonald, the grant of stock options in connection with the business combination. The Compensation Committee concluded that these agreements reasonably reflected both prevailing market conditions for executive compensation and the stated purpose of our compensation policies. The agreements also provide a measure of stability and predictability with respect to the compensation of senior management through 2005.

Chief Executive Officer Compensation

         Effective November 1, 2002, the base salary of the CEO was increased by 10%, or $25,000. The adjustment, recommended by the Compensation Committee and approved by the Board, was deemed appropriate given the continued strong performance by the CEO and the fact that the increase, effective in the third year of a five year employment agreement, was the first change in base salary under the agreement. As discussed elsewhere in this Proxy Statement, our employment agreement with Mr. Fallon provides for bonuses based upon, among other things, the achievement of sales and EBITDA goals approved by the Board, as well as the achievement of a stated market price per share of our Common Stock for an extended trading period. The bonus earned by Mr. Fallon in fiscal 2003 was determined and calculated with reference to those goals.

                                          COMPENSATION COMMITTEE

                                          Robert C. Getchell
                                          David R. Preston, Chair

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal year 2003, Robert C. Getchell and David R. Preston served on the Compensation Committee. Persons serving on the Compensation Committee had no relationships with us other than their relationship as directors entitled to the receipt of standard compensation as directors and members of certain committees of the Board and their relationship to us as stockholders. No person serving on the Compensation Committee or on the Board of Directors is an executive officer of another entity for which any of our executive officers serve on the board of directors or on that entity's compensation committee.

                                PERFORMANCE GRAPH

         The following Performance Graph compares the performance of our cumulative stockholder return with that of the AMEX market index and a published industry index (the SIC Code Index for Grocery Related Products) for each of the most recent five fiscal years. The cumulative stockholder return for shares of our Common Stock and each of the indices is calculated assuming that $100 was invested on October 31, 1998. We paid no cash dividends during the periods shown. The performance of the indices is shown on a total return (dividends reinvested) basis. The graph lines merely connect year-end dates and do not reflect fluctuations between those dates.

(Graphics Omitted)

                                       1998           1999           2000          2001           2002           2003
VERMONT PURE HOLDINGS, LTD.           100.00          90.00          96.00        112.00         121.60         108.16
SIC CODE INDEX                        100.00         128.75          91.31         88.45          95.74         156.30
AMEX MARKET INDEX                     100.00         114.06         125.41        106.59         108.74         140.28

                              CERTAIN TRANSACTIONS

Subordinated Notes Issued in Connection with the Business Combination with Crystal Rock

         In connection with our acquisition of Crystal Rock Spring Water Company in 2000, in addition to other consideration, we issued the stockholders of Crystal Rock (members of the Baker family and related family trusts) subordinated promissory notes due 2007 in the original principal amount of $22,600,000. The following table shows the holder, the principal amount, and the amount paid each such holder. All amounts paid relating to these subordinated notes in 2003 were interest payments.

                                          SUBORDINATED          INTEREST PAID
RELATED PARTY                                NOTES           IN FISCAL YEAR 2003
-------------                                -----           -------------------
Henry E. Baker                            $  3,488,889           $  418,667
John B. Baker                             $  5,200,000           $  624,000
Peter K. Baker                            $  5,200,000           $  624,000
Joan A. Baker                             $  3,511,111           $  421,333
Ross S. Rapaport, Trustee
  U/T/A dated 12/16/91 F/B/O
  Joan Baker et al.                       $  5,200,000           $  624,000
                                          ------------           ----------
Total                                     $ 22,600,000           $2,712,000
                                          ============           ==========

         Henry Baker and Peter Baker, his son, are our directors and officers. John Baker, who is also Henry Baker's son, is our Executive Vice President. Joan Baker is the wife of Henry and the mother of Peter and John. During fiscal year 2003, Ross Rapaport was associated with a law firm to which we paid approximately $88,000 and have accrued approximately an additional $26,000 for legal services.

         The seven year Subordinated Notes issued in October 2000 bear interest at 12%, compounded quarterly, with payments due the 20th of February, May, August and November. In Years 1 through 7, we are required to pay interest only (amounting to an aggregate of $678,000 per quarter) unless specified financial targets are met. There is a balloon payment of the full principal amount of $22,600,000 at maturity. The Subordinated Notes become due and payable in case of liquidation, dissolution, insolvency, sale of the business, or acceleration of senior debt.

         The Subordinated Notes are secured by all of our assets, but the Subordinated Notes and security interest are junior and subordinated to the senior debt owed to and the security interest in favor of Webster Bank and its successors. Under the related subordination agreement, we may pay, and the holders of the Subordinated Notes may accept, quarterly interest payments so long as there is no default on the senior debt and payment would not cause a default. The holders of the Subordinated Notes can accrue unpaid interest, and we may pay those amounts, if such payments would not result in a default on the senior debt. The holders of the Subordinated Notes have pledged a continuing security interest in the Subordinated Note documents to Webster Bank. We may pay principal on the Subordinated Notes with the approval of Webster Bank.

Related Party Leases

         We lease a 72,000 square foot facility in Watertown, Connecticut from a Baker family trust and a 22,000 square foot facility in Stamford, Connecticut from Henry E. Baker, both of which leases expire in 2010. Annual rent payments for the ten year leases are as follows:

                                      First 5 Yrs.    Next 5 Yrs.
                                      ------------    -----------
Watertown                               $360,000       $ 414,000
Stamford                                $216,000       $ 248,400

         We lease real estate in Watertown, Connecticut containing a water purification and bottling plant, warehouse space, a truck garage and office space from Henry E. Baker, as trustee of the Baker Grandchildren's Trust. We lease this property on a "triple net" basis, for a ten year term which began in October of 2000, with an option to extend the lease for a negotiated rent for an additional five years. The lease payments are substantially the same in amount as the payments of debt service that Crystal Rock had been making on the mortgage loan for the property. We believe that the rent we pay for this facility is at least as favorable as we could have obtained in an arm's-length transaction. During fiscal year 2003, we paid $360,000 relating to this lease.

         We lease the Stamford property, which includes warehouse space, a truck garage, and office space, from Henry E. Baker. We entered into this lease in October of 2000 and have an option to extend this ten year "triple net" lease for a negotiated rent for an additional five years. Either party may terminate the lease prior to expiration upon nine months' notice to the other, but if we terminate, we must pay a termination fee equal to six months' rent. The rent paid for this property by Crystal Rock at the time of its business combination with us was $216,000 annually. We believe that the rent we pay for this facility is at least as favorable as we could have obtained in an arm's-length transaction. During fiscal year 2003, we paid $216,000 relating to this lease.

Related Party Supplier

         We own approximately 24% of the common equity of a software company named Computer Design Systems, Inc. (d/b/a Voyageur Software), or CDS. Peter K. Baker, our President and Director, is a member of the board of directors of CDS. We use software designed, sold and serviced by CDS in our home and office delivery system to manage customer service, deliveries, inventory, billing and accounts receivable. As of October 31, 2003, we had no value on our books for our investment in CDS. During fiscal year 2003, we paid CDS $113,193 for service, software, and hardware.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Current Public Accountants

         The Audit Committee has selected Deloitte & Touche LLP as our independent accountants for the fiscal year ending October 31, 2004. Deloitte & Touche LLP was our independent accounting firm for the fiscal year ending October 31, 2003. A representative of Deloitte & Touche LLP is expected to be present at the meeting with an opportunity to make a statement if he desires to do so. He is also expected to be able to respond to appropriate questions.

Changes of Public Accountants

         Effective May 5, 2003, we dismissed Grassi & Co. Certified Public Accountants, P.C. ("Grassi") as our independent accountants. The action was approved by the Audit Committee. Feldman Sherb & Co., P.C. a professional corporation of certified public accountants ("Feldman") was our independent accounting firm for the year ended October 31, 2001 and provided audit and tax services from our inception through April 17, 2002. Feldman was merged into Grassi on April 17, 2002 with Grassi as the successor firm. Grassi was our independent accounting firm for the year ended October 31, 2002 and until May 5, 2003.

         During our fiscal years ended October 31, 2001 and October 31, 2002, and the subsequent interim period prior to May 5, 2003, neither Feldman nor Grassi had any disagreement with us on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Feldman or Grassi, as the case was, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on our financial statements.

         The independent accountant's report for each of 2001 and 2002 by Feldman and Grassi, respectively, did not contain an adverse opinion or disclaimer of opinion nor was the opinion qualified or modified as to uncertainty, audit scope, or accounting principles. During the period from November 1, 2000 through May 5, 2003, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

         On May 5, 2003, we engaged Marcum & Kliegman LLP ("Marcum") as our independent accountants. During the two complete fiscal years and the interim period preceding the engagement of Marcum, we had not consulted with Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of opinion that might be rendered on our financial statements, and neither a written report or oral advice was provided to us by Marcum that Marcum concluded was an important factor considered by us in reaching a decision as to the auditing, accounting, or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of the Securities Act of 1933, as amended) with our previous accountants or constituted a reportable event.

         Effective August 1, 2003, we dismissed Marcum & Kliegman LLP ("Marcum") as our independent accountants. The action was approved by the Audit Committee. Marcum had been engaged as our independent accountants since May 5, 2003. We had no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Marcum would have caused it to make reference to the subject matter of the disagreement in connection with a report on our financial statements.

         On August 1, 2003, we engaged Deloitte & Touche LLP ("Deloitte") as our new independent accountants. During the two complete fiscal years and the interim period preceding the engagement of Deloitte, we did not consult with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of opinion that might be rendered on our financial statements, and neither a written report or oral advice was provided to us by Deloitte that Deloitte concluded was an important factor considered by us in reaching a decision as to the auditing, accounting, or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of the Securities Act of 1933, as amended) with our previous accountants or constituted a reportable event.

Public Accountants' Fees

         During the prior two fiscal years, fees for services provided by Deloitte & Touche LLP were as follows:

Audit Fees                            $6,500
Audit Related Fees                    $1,000
Tax Fees                              $    0
All Other Fees                        $    0

         During the prior two fiscal years, fees for services provided by Marcum & Kliegman LLP were as follows:

Audit Fees                            $10,000
Audit Related Fees                    $     0
Tax Fees                              $41,800
All Other Fees                        $ 8,800

         During the prior two fiscal years, fees for services provided by Grassi & Co., CPAs, P.C. were as follows:

Audit Fees                            $147,500
Audit Related Fees                    $ 29,450
Tax Fees                              $ 61,000
All Other Fees                        $ 14,535

         In addition, at October 31, 2003, we had accrued $136,250, consisting of $86,250 for audit and $50,000 for tax, for services to be provided for activity in the fiscal year then ended. We paid McSorley, McCoy & Co. $4,800 for the audit of our retirement plan for the 2002 plan year.

         Audit Fees were for professional services rendered for the audit of the Company's annual financial statements, the review of quarterly financial statements, and the preparation of statutory and regulatory filings. Audit-Related Fees were for professional services rendered in connection with employee benefit plan audits, accounting consultations, due diligence and audits in connection with acquisitions. Tax fees consist of fees billed for professional services for tax compliance, tax planning and tax advice. These services include assistance regarding federal, state and international tax compliance and planning, tax audit defense, and mergers and acquisitions. All other fees consisted of shareholder meeting attendance and edgarization services. The Audit Committee considered and determined that the provision of non-audit services provided by Deloitte & Touche is compatible with maintaining the firm's independence.

                        PROPOSAL 2--APPROVAL OF THE 2004
                              STOCK INCENTIVE PLAN

         The Company's 2004 Stock Incentive Plan, which authorizes the grant of awards consisting of incentive stock options, non-statutory stock options, restricted stock or unrestricted stock, covers in the aggregate 250,000 shares of our common stock and was originally adopted by our Board on February 18, 2004. A copy of the 2004 Plan is attached to this Proxy Statement as Annex B.

         We are proposing that stockholders approve the 2004 Plan so that we will be able to grant restricted and unrestricted stock to our employees, officers, directors, consultants and advisors. Additionally, approval of the 2004 Plan will permit us to grant incentive and non-qualified stock options to such persons beyond the 567,697 options that remain available for grant as of February 18, 2004 under the 1998 Incentive and Non-Statutory Stock Option Plan. Approval of the 2004 Plan is being submitted to a vote of the stockholders because stockholder approval is required (1) to provide option holders with the opportunity for beneficial incentive stock option treatment under the Internal Revenue Code and (2) to satisfy applicable AMEX listing standards that, in general, require stockholder approval of equity plans.

         Our Board, including the members of the Compensation Committee, believes that expanding our equity compensation awards to include restricted and unrestricted stock grants and increasing the number of options available for grant will assist us in attracting and retaining key executives and further aligning their efforts and activities with the interests of our stockholders. Further, we anticipate that in the future we may be required to take compensation charges for the issuance of stock options that may make the award of restricted and unrestricted stock grants relatively more attractive. In addition to promoting the competitiveness of our compensation packages, the Board believes that the availability of shares under the 2004 Plan would provide increased flexibility in structuring any acquisitions that we may pursue.

         In addition, we are subject to Section 162(m) of the Internal Revenue Code, which prohibits us from claiming a deduction on our federal income tax return for compensation in excess of $1 million paid in a given fiscal year to the chief executive officer and the four most highly compensated executive officers other than the chief executive officer at the end of that fiscal year. The $1 million limitation does not apply to "performance-based compensation." Under applicable rules, options and awards granted under a stock incentive plan that has been approved by the stockholders of a publicly held corporation and that meets other criteria will qualify as "performance-based compensation" under
Section 162(m). As part of the Section 162(m) requirements, the plan must state a maximum number of awards that a participant may receive in any one year; the 2004 Plan sets the limit at 100,000.

         If a quorum is present at the Annual Meeting, AMEX rules provide that shareholder approval of this proposal will require a majority of the total votes cast on the proposal in person or by proxy. Although they will be counted present for quorum purposes, abstentions and broker "non-votes" will not be treated as votes cast. In addition, our by-laws require that a majority of the shares present or represented at the meeting and entitled to vote is necessary to approve the proposal. Broker "non-votes" will not be treated as entitled to vote for that purpose. With respect to shares held in "street name," brokers will not have discretionary authority in this matter and may not cast a vote on approval of the 2004 Plan without instructions from the beneficial owner of the shares.

         Unless otherwise specified in the form of proxy, the proxies solicited by the management will be voted "FOR" Proposal 2.

DESCRIPTION OF THE 2004 STOCK INCENTIVE PLAN

         The full text of the 2004 Stock Incentive Plan is attached as Annex B. The following summary of some of its provisions is qualified in its entirety by reference to the text of the attached annex.

         The purpose of the 2004 Plan is to provide additional incentive to present and future directors, officers and employees of, as well as consultants and advisers to, the Company and its subsidiaries by affording them an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of our common stock. By encouraging stock ownership by such persons, we seek to attract and retain persons of exceptional competence and seek to furnish an added incentive for them to increase their efforts on our behalf. Awards granted under the 2004 Plan may be "incentive stock options" as defined in Section 422 of the Code, non-statutory stock options, restricted stock or unrestricted stock.

Administration

         The Compensation Committee, the members of which are appointed from time to time by the Board of Directors, will administer the 2004 Plan. All questions of interpretation and application of the Plan, of options granted or stock awards under the Plan and of the value of shares of common stock subject to an option or other award, are subject to the determination, which is final and binding, of a majority of the Committee. The Board of Directors (but not the Committee) may, in its discretion, modify, revise or terminate the 2004 Plan at any time, but the aggregate number of shares issuable under the 2004 Plan may not be increased (except in the event of certain changes in the Company's capital structure) without the consent of the stockholders. Unless sooner terminated by the Board, the 2004 Plan will terminate when all of the common stock with respect to which options may be granted under the Plan has been issued upon the exercise of such options. No options or awards of stock may be granted under the 2004 Plan after February 17, 2014.

Incentive and Non-Statutory Stock Option Awards

         The 2004 Plan authorizes the grant of options for the purchase of authorized and unissued or treasury shares of common stock to employees (including officers, whether or not they are Directors, and Directors who are also employees) of the Company or any parent or subsidiary of the Company, as well as to Directors, consultants and advisers to the Company. Incentive stock options may be granted only to officers and other employees. Non-statutory options may be granted to officers and other employees, to members of the Board or the board of any subsidiary, and to other persons providing services to the Company or any subsidiary. No incentive stock option may be granted under the 2004 Plan to a greater than 10% stockholder, unless the purchase price per share is not less than 110% of the fair market value of the stock at the time such option is granted, and unless the option is not exercisable more than five years after the date it is granted.

         The exercise price for each stock option or the share price of award of restricted stock is determined by the Committee. However, the exercise price of a stock option may not be less than 100% (110% in the case of an incentive stock option granted to a greater than ten percent stockholder) of the fair market value of the common stock at the time the option is granted.

         Payment of the exercise price may be made in cash or by check or, if the applicable stock option agreement so provides,

              - by delivery of issued and outstanding shares of common stock of the Company having a fair market value equal to or less than the option price of the shares being acquired, with the balance, if any, to be paid by cash or check. Common stock tendered in this fashion must have been purchased by the optionee on the open market or owned by the optionee for a period of six months and not then subject to any restriction (so-called "mature shares");

              - by delivery of a recourse note by the optionee to the Company at a minimum rate of interest specified by the Plan;

              - so long as our common stock is publicly traded, by delivery to the Company of an exercise notice along with irrevocable instructions to a broker to deliver to the Company, by cash or check, payment of the exercise price (a so-called "broker assisted" or "cashless" exercise);

              - by reducing the number of option shares otherwise issuable by a number of shares having a fair market value equal to the aggregate exercise price, so long as the optionee holds an equal number of mature shares (a so-called "net exercise"); or

              -   by any combination of these methods of payment.

         Under the 2004 Plan, the aggregate fair market value (determined at the time the option is granted) of stock for which incentive stock options are exercisable for the first time by an employee during any calendar year (under all plans of the Company and any parent or subsidiary corporations of the Company) is limited to $100,000, but the total value of stock for which incentive stock options may be granted to an employee in a given year may exceed $100,000.

         No option granted under the 2004 Plan may extend for a period exceeding ten years from the date of grant, and the Committee determines the rate at which an option may be exercised. No incentive stock option issued under the Plan may be transferred other than by will or the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, by him/her only.

         Except in the case of death or retirement for reasons of age or disability, incentive stock options granted under the 2004 Plan will terminate 90 days (or such other period as the Committee shall specify) in the case of involuntary termination, 30 days (or such other period as the Committee shall specify) in the case of involuntary termination, and immediately upon termination of employment for cause, as defined in the Plan (although the Committee in its sole discretion may provide that options held by persons terminated for cause may be exercised for up to 30 days). Under the 2004 Plan, incentive stock options terminate two years (or such longer period as the Committee shall specify at any time) after the optionee's death or disability while in the employ of the Company or two years (or such longer period as the Committee shall specify at any time) after the optionee's retirement. Non-statutory stock options terminate in accordance with their terms. Shares of common stock subject to an option (or the unexercised portion thereof) that expires or terminates under the Plan without being exercised may again be subject to an option under the Plan.

         Under the 2004 Plan, the Committee may, in its discretion, specify upon the granting of an option that as a condition of exercise the optionee agrees that upon request of the Company or the underwriters managing any underwritten offering of the Company's securities the optionee will not, for up to 180 days from the effective date of any registration of securities of the Company, sell or otherwise dispose of any shares issued pursuant to the exercise of such options without the prior written consent of the Company or such underwriters.

Restricted and Unrestricted Stock Awards

         The Committee in its discretion may grant restricted stock awards to any eligible person, entitling the recipient to acquire, for a purchase price determined by the Committee, shares of stock subject to such restrictions and conditions as the Committee determines at the time of grant, including continued employment and/or achievement of pre-established performance goals and objectives. A participant who is granted such an award will have no rights with respect to the award unless he or she accepts the award within 60 days (or such shorter date as the Committee specifies) following the award date, by making payment to the Company of the specified purchase price of the shares covered by the award and by agreeing in writing to the terms and conditions applicable to the restricted stock, as the Committee determines.

         After accepting the restricted stock award, a participant has all the rights of a shareholder with respect to the restricted stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights and subject to the other conditions contained in the agreement or instrument evidencing the award. Unless the Committee determines otherwise, certificates evidencing the shares of restricted stock remain in the possession of the Company until those shares are vested. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically permitted in the Plan. In the event of termination of employment by the Company for any reason, including resignation, death, disability, retirement or for cause, the Company will have the right, at the discretion of the Committee, to repurchase the shares of restricted stock that have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture within 90 days following the termination of employment.

         The Committee at the time of grant will specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the restricted stock and the Company's right of repurchase or forfeiture will lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed are no longer considered restricted stock and are considered "vested." The Committee at any time may accelerate such date or dates and otherwise waive or, in general, amend conditions of the award.

         The Committee in its discretion may grant or sell to any eligible person shares of our common stock free of any restrictions under the Plan at a purchase price determined by the Committee. Shares of unrestricted stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration. The right to receive unrestricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

Unrestricted Stock Awards to Eligible Directors.

         To the extent that members of the Board of Directors are entitled to receive fees for services as Director, the Committee may in its discretion grant unrestricted stock awards to Directors who are not currently officers of the Company or any affiliate, or otherwise currently employed by the Company or an affiliate in payment of fees for service on the Board of Directors or committees thereof, including unrestricted stock awards in lieu of cash payments to each such director who elects, with the Committee's permission, to receive unrestricted stock awards in lieu of such cash payments. Such awards shall comprise a number of shares of stock equal to the amount of the cash payment earned by the director, divided by the fair market value per share of stock on the date of the award. No fractional awards may be issued. Each director who receives such an award agrees for a period of one year from the award date not to sell, make any short sale of, loan, grant any option for the purpose of, or otherwise dispose of any of the shares so issued, without the prior written consent of the Committee. No other Plan restrictions will apply to these awards.

Federal Income Tax Matters

         Incentive and Non-Statutory Stock Options

         The grantee of a non-statutory option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of such an option, the difference between the exercise price and the fair market value of the shares purchased under the option at the time of such purchase will be recognized by the option holder in the year of exercise as ordinary income, and the fair market value of the shares on the date of exercise will be the tax basis thereof for computing gain or loss on any subsequent sale. The Company may reduce its taxable income by an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a non-statutory option.

         Generally, the grantee of an incentive stock option recognizes no income for federal income tax purposes at the time of grant. Except as provided below with respect to the alternative minimum tax (AMT), there is no tax upon exercise of an incentive stock option. If no disposition of shares acquired upon exercise of an incentive stock option is made by the optionee within two years of the date of grant or within one year after exercise of the option, any gain realized by the optionee on the subsequent sale of such shares is treated for federal income tax purposes as a capital gain. The price paid for the shares purchased upon the exercise of the option will be the tax basis for computing any gain. If the shares are sold prior to the expiration of such periods (a "disqualifying disposition"), the difference between the lesser of the value of the stock at the date of exercise or the date of sale and the exercise price of the stock is treated as compensation taxable to the grantee as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares were held for more than one year).

         The amount by which the fair market value of shares exceeds the option price at the time of exercise of an incentive stock option will constitute an item of tax preference for purposes of computing the AMT. Taxpayers who incur the AMT are allowed a credit which may be carried forward indefinitely to be used as a credit against the taxpayer's regular tax liability in a later year; however, the AMT credit cannot reduce the regular tax below the AMT for that carryover year.

         The Company does not withhold any tax in connection with the grant or exercise of an incentive stock option and, in the usual circumstances, the Company is not entitled to any tax deduction in connection with the grant or exercise of an incentive stock option. However, if the grantee incurs a disqualifying disposition, the Company will be entitled to a deduction equal to the amount recognized by the grantee as ordinary income.

         Restricted and Unrestricted Stock Awards

         The grantee of a restricted stock award recognizes no income for federal income tax purposes on the grant thereof. Furthermore, a grantee of a restricted stock award recognizes no income for federal income tax purposes upon the receipt of common stock pursuant to that award, unless, as described below, he otherwise elects. Instead, the grantee will recognize ordinary income, and the Company will be entitled to a corresponding tax deduction, in an amount equal to the fair market value of the common stock acquired pursuant to the restricted stock award on the date that it is no longer subject to a substantial risk of forfeiture less the amount, if any, the grantee paid for such stock. Such fair market value becomes the basis for the underlying shares and will be used in computing any capital gain or loss upon the disposition of such shares. Such capital gain will be long-term capital gain if the grantee held the common stock acquired pursuant to the restricted stock award for more than one year after the date on which the shares are no longer subject to a substantial risk of forfeiture, and short-term capital gain if the recipient held the common stock acquired pursuant to the restricted stock award for one year or less after the date on which the shares are no longer subject to a substantial risk of forfeiture.

         Alternatively, the grantee of a restricted stock award may elect, pursuant to Section 83(b) of the Code, within 30 days of the acquisition of common stock pursuant to the restricted stock award, to include in gross income as ordinary income for the year in which the common stock is received, the fair market value of the common stock on the date it is received less the amount, if any, the grantee paid for such stock, determined without regard to any restriction other than a restriction which by its terms will never lapse. The Company will be entitled to a corresponding tax deduction. Such fair market value will become the basis for the shares and will be used in determining any capital gain or loss upon the disposition of such shares. The proceeds of a disposition of common stock acquired pursuant to a restricted stock award will be taxable as capital gain to the extent that the proceeds exceed the grantee's basis in such shares. This capital gain will be long-term capital gain if the disposition is more than one year after the date the common stock is received, and short-term capital gain if the disposition is one year or less after the date of receipt. In the event that the common stock acquired pursuant to a restricted stock award is forfeited after the grantee has made an election pursuant to Section 83(b), the grantee will not be entitled to a deduction. Grantees of restricted stock awards who wish to make an election pursuant to
Section 83(b) of the Code should consult their own tax advisors.

         The grantee of an unrestricted stock award will recognize as ordinary income the difference between the fair market value of the common stock granted pursuant to an unrestricted stock award less the amount, if any, the grantee paid for such stock in the taxable year the grantee receives such common stock. The grantee's basis in any common stock received pursuant to the grant of an unrestricted stock sward will be equal to the fair market value of the common stock on the date of receipt of the common stock. Any gain realized by the grantee of an unrestricted stock award upon a subsequent disposition of such common stock will be treated as long-term capital gain if the recipient held the shares for more than one year, and short-term capital gain if the recipient held the shares for one year or less.

Other Information

         The 2004 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974. As of February 20, 2004, no awards had been granted under the 2004 Plan. Based on the closing price per share of the Company's common stock as reported on AMEX at that date, the total market value of the 250,000 shares issuable under the 2004 Plan was $807,500.

         If the 2004 Plan is approved by the stockholders, the Company intends to file a registration statement under the Securities Act of 1933 covering the 250,000 shares thus authorized. The Board of Directors has not determined what action it will take in the event that the stockholders do not approve the 2004 Plan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than 10% of a registered class of our Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission, or SEC. Officers, directors and ten-percent-stockholders are charged by the SEC regulation to furnish us with copies of all Section 16(a) forms they file.

         Based solely upon a review of Forms 3, 4 and 5 and amendments to those forms furnished to us during fiscal 2003, and, if applicable, written representations that Form 5 was not required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and ten-percent-stockholders were fulfilled in a timely manner.

                             SOLICITATION OF PROXIES

         We are soliciting proxies in the enclosed form and paying the cost of the solicitation. In addition to the use of the mails, we may solicit proxies personally or by telephone or telegraph using the services of our directors, officers and regular employees at nominal cost. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred in sending proxy material to beneficial owners of our stock.

                STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

         In order to be eligible for inclusion in our proxy statement and form of proxy for the annual meeting scheduled to be held in 2005, stockholder proposals must comply with SEC Rule 14a-8 and any other applicable rules and must be delivered to our principal executive offices at least 120 days prior to the anniversary date of mailing of this Proxy Statement. This Proxy Statement was sent on or about March 9, 2004, so the date by which proposals are required to be received under Rule 14a-8 will be November 9, 2004.

         Section 3.7 of our by-laws requires that a stockholder who wishes to bring an item of business before the annual meeting must provide notice of such item of business to us at our principal executive offices not less than 90 days before the date for such meeting. We currently anticipate that next year's annual meeting will take place at approximately the same time of the year, or on or about April 12, 2005. In that case, the deadline for submission of notice will be January 12, 2005. Section 4.5 of the by-laws imposes the same deadline on the nomination by a stockholder of a candidate for election to the Board of Directors. For a meeting scheduled April 12, 2005, any proposal or nomination submitted after January 12, 2005 will be untimely. The by-laws contain a number of other substantive and procedural requirements which should be reviewed by any interested stockholder. Finally, SEC rules require us to disclose in our proxy materials certain information about candidates for nomination to the Board who are recommended by a stockholder or group of stockholders owning more than 5% of our common stock. The deadline for notice to us of such a recommendation is 120 days prior to the anniversary date of mailing of this Proxy Statement, or November 9, 2004.

                                 OTHER BUSINESS

         Action may be taken on the business to be transacted at the meeting on the date provided in the Notice of the Annual Meeting or any date or dates to which an original or later adjournment of such meeting may be adjourned. As of the date of this Proxy Statement, the management does not know of any other matters to be presented at the meeting. If, however, other matters properly come before the meeting, whether on the original date provided in the Notice of Annual Meeting or any dates to which any original or later adjournment of such meeting may be adjourned, it is intended that the holders of the proxy have discretion to vote in accordance with their best judgment.

                            AVAILABILITY OF FORM 10-K

         We are providing without charge to each person solicited by this Proxy Statement a copy of our Annual Report on Form 10-K for the Fiscal Year ended October 31, 2003, including our financial statements but excluding the exhibits to Form 10-K. The Form 10-K includes a list of the exhibits that were filed with it, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit. For further information, contact Bruce S. MacDonald, Chief Financial Officer, Vermont Pure Holdings, Ltd., 87 Holly Court, Williston, Vermont 05495, telephone 802-860-1126. Our Annual Report on Form 10-K and our other filings with the SEC, including the exhibits, are also available for free on our Internet site (http://www.vermontpure.com) and the SEC's Internet site (http://www.sec.gov).

                                          By Order of Board of Directors

                                          Bruce S. MacDonald
                                          Secretary

Williston, Vermont
March 9, 2004

                                    * * * * *

                                                                         ANNEX A

                           VERMONT PURE HOLDINGS, LTD.

            CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The board of directors of Vermont Pure Holdings, Ltd., a Delaware corporation (the "Company"), has appointed an audit committee of the board of directors. This charter states the authority and responsibilities of the audit committee.

         1. Purpose. The purpose of the audit committee is to assist the board in fulfilling its oversight responsibilities relating to (a) the quality and integrity of the Company's financial statements and other financial reports,
(b) the Company's system of internal accounting controls, (c) the performance of the Company's internal and independent auditors and (d) the Company's compliance with legal and regulatory requirements. The audit committee shall also perform such other duties as the board of directors shall delegate to it or as otherwise required by law or the Company's charter or by-laws.

         2. Membership; Appointment; Qualifications. The audit committee shall consist of at least three members of the board of directors. The members of the audit committee shall be appointed by, and serve at the discretion of, the board of directors. In selecting the members of the audit committee, the board shall endeavor to ensure that each member of the audit committee satisfies the applicable independence, financial literacy and other requirements of the American Stock Exchange, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any related rules and regulations. The board shall endeavor to appoint at least one member of the audit committee who shall qualify as a financial expert within the meaning of the Exchange Act.

         3. Commitment to the Company. No member of the audit committee shall simultaneously serve on the audit committee of more than two other public companies unless the board shall determine that such service would not impair the ability of the director to serve effectively on the Company's audit committee.

         4. Subcommittees. To the extent permitted by law, the audit committee shall have the authority to delegate its authority to any subcommittee of the audit committee, which may consist of one or more members of the audit committee. Any member of the audit committee shall have the authority to pre-approve the provision of any audit service to the Company by the Company's independent auditor, but the provision of any non-audit service to the Company by the Company's independent auditor shall require the pre-approval of at least two members of the audit committee. If any subcommittee shall pre-approve any audit or non-audit service by the Company's independent auditor, the subcommittee shall report such pre-approval to the audit committee at its next scheduled meeting.

         5. Chairperson. The board of directors may appoint a chairperson of the audit committee, who shall serve at the discretion of the board. If the board shall not have appointed a chairperson, the audit committee may appoint one of its number to serve as chairperson, who shall serve at the discretion of the audit committee. The chairperson shall preside at all meetings of the audit committee and shall have such other powers and responsibilities as the board or the committee shall designate.

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         6.       Meetings; Minutes. The audit committee shall meet as often as it determines, but not less frequently than quarterly. The audit committee shall have the authority to require any officer, employee or agent of the Company or representatives of the Company's outside counsel or independent auditor to attend any meeting or otherwise to meet with members of the committee or its agents. At each meeting at which representatives of the Company's independent auditor are present, the audit committee shall meet with such representatives without management present.

         The audit committee is authorized to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action by vote at any such meeting or by unanimous written consent of the members of the committee. Unless and until any such procedures are adopted by the audit committee, the procedures with respect to calling, noticing and holding meetings of the audit committee and conducting business of the audit committee shall be the same as those provided in the by-laws of the Company with respect to calling, noticing and holding meetings of and taking action by the board of directors.

         The audit committee shall maintain written minutes of its meetings. The minutes shall be filed with the minutes of the meetings of the board of directors.

         7. Delegation of Authority. By adoption of this charter, the board of directors has delegated to the audit committee all corporate authority necessary or advisable to fulfill its obligations under this charter.

         8. Reports to the Board of Directors. The audit committee shall make regular reports to the board of directors regarding its activities in such manner as the chairperson or, in the absence of a chairperson, another member of the audit committee, shall deem appropriate. In particular, the audit committee shall report to the board of directors the results of its evaluation of the qualifications, performance and independence of the Company's independent auditor.

         9. Compensation; Ongoing Independence. The board of directors shall determine from time to time whether the members of the audit committee shall receive special compensation for their service on the audit committee. Such compensation may take the form of cash, stock, stock options or other in-kind consideration ordinarily available to directors. To maintain the independence of the audit committee, no member of the committee shall, except to the extent permitted by the Securities and Exchange Commission (the "SEC") and the applicable rules of the American Stock Exchange, (a) directly or indirectly(1) accept any consulting, advisory or other compensatory fee from the Company (including any fee paid to the director's firm for consulting or advisory services, even if the director is not the actual service provider), other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee of the Company or any direct or indirect consolidated majority-controlled subsidiary or (b) be an affiliated person of the Company.

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(1) "Indirect" acceptance of a fee includes acceptance by a spouse, minor child or child sharing a home with the director or by any entity in which the director is a partner, member or principal or occupies a similar position and which provides accounting, consulting, legal, investment banking, financial or other advisory services or any similar services to the Company.

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         10.      Authority over Independent Auditor. For purposes of this
charter, the Company's "independent auditor" is the accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work.(2) The audit committee shall have the sole authority to retain and terminate the services of the Company's independent auditor (subject to ratification by stockholders, if required by law, in which case the audit committee shall have the sole responsibility for recommending or nominating the independent auditor to stockholders). The independent auditor shall report directly to the audit committee. The audit committee shall be directly responsible for the compensation and oversight of the work of the Company's independent auditor, including approval of all audit engagement fees and terms and the resolution of disagreements between management and the independent auditor regarding financial reporting.

                  (a) Pre-approval of All Services. The audit committee shall pre-approve all audit, review and attestation engagements (including the provision of comfort letters in connection with any securities offering, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC) required under the securities laws. The audit committee shall pre-approve all permitted non-audit services provided by the Company's independent auditor; provided, however, that the audit committee need not pre-approve any permitted non-audit service if either (1)(A) the engagement to render the service is entered into pursuant to pre-approval policies and procedures established by the audit committee and (B) the audit committee is informed of such service in accordance with such policies and procedures, or (2) the non-audit service meets the de minimus exception under Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(ii)(C) of Regulation S-X.

                  (b) Evaluation of Independent Auditor. The audit committee shall annually review the qualifications and performance of the independent auditor, including senior members of the independent auditor's team. The audit committee shall at least annually obtain and review a report from the independent auditor describing (1) the independent auditor's internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding any independent audit carried out by the independent auditor, (3) any steps taken to address any those issues, and (4) all relationships between the independent auditor and the Company.

                  (c) Evaluation of Independence. To ensure the independence of the Company's independent auditor, the audit committee shall evaluate such independence at least annually. In conducting such evaluation, the audit committee shall consider (1) any statement of independence provided by the independent auditor, (2) whether the independent auditor provided any services beyond the audit and review of the Company's financial statements and, if so, whether those services were compatible with maintaining

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(2) If the Company employs more than one accounting firm to perform work related to the issuance of an audit report or to perform other audit, review or attestation services, the provisions of this charter relating to the appointment, compensation, retention, oversight and independence of the Company's independent auditor shall apply to each such other accounting firm.

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         its independence, (3) the amount of fees paid to the independent auditor for audit and non-audit services, (4) the duration of the independent auditor's service to the Company, including the advisability of regular rotation of the Company's independent auditor, and (5) whether any partner who is a member of the audit engagement team earns or receives any compensation based on the performance of, or procuring of, engagements with the Company to provide any products or services other than audit, review and attestation services.

                  (d) Rotation of Personnel. The audit committee shall ensure that the Company's independent auditor shall rotate the partners on its audit engagement team in accordance with Section 10A(j) of the Exchange Act and Rule 2-01(c)(6) of Regulation S-X.

                  (e) Conflicts of Interest. The audit committee shall set clear policies for the hiring of current and former employees of the Company's independent auditor who participated in any capacity in the audit of the Company's financial statements. The audit committee shall discuss with the Company's independent auditor its compliance with the conflicts of interest requirements of Section 10A(l) of the Exchange Act (prohibiting the auditor, in certain circumstances, from providing any audit service to the Company if certain officers of the Company were previously employed by the auditor).

         11. Annual Report to Stockholders; Other Disclosures. The audit committee shall prepare an annual report to stockholders for inclusion in the Company's proxy statement relating to the annual meeting of stockholders. The audit committee shall review all other disclosures regarding the audit committee and the performance of its duties to be included in such proxy statement or in any other document or report to be filed with the SEC, including any description of the policies and procedures adopted by the audit committee for the pre-approval of audit and non-audit services pursuant to Section 10(a) and the allocation of fees for non-audit services according to the method of approval under Section 10(a).

         12. Authority to Engage Advisors. The audit committee shall have the authority to retain, at the Company's expense and without further approval from the board, independent counsel (who may be counsel to the Company), accountants and other advisors, as it determines to be necessary or appropriate to carry out its duties.

         13. Review of Financial Disclosures. The audit committee shall have the responsibility to review and discuss with management and the Company's independent auditor the Company's financial statements and other financial disclosures. In particular, the audit committee shall, to the extent it deems necessary or appropriate:

                  (a) review and discuss with management and the Company's independent auditor:

                           (1) the performance and qualifications of the Company's financial personnel;

                           (2) the responsibilities, budget and staffing of the Company's accounting and financial reporting function;

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                           (3)      the development, selection and disclosure of
                  any critical accounting estimates;

                           (4) the selection, application and disclosure of any critical accounting policies;

                           (5) the use and disclosure of any off-balance sheet arrangements;

                           (6) accounting considerations arising from changes in generally accepted accounting principles ("GAAP"), the Company's operations or regulatory initiatives;

                           (7) the independent auditor's judgment about the quality, not just the acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements;

                           (8) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data and any material weaknesses in internal controls;

                           (9) the independent auditor's recommendations for improvement of the Company's internal controls and procedures for financial reporting, particularly controls designed to expose related party transactions and payments, transactions or procedures that might be deemed illegal or improper;

                           (10) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and

                           (11)     significant financial or legal risk
                  exposures and the steps management has taken to monitor and control those exposures, including the Company's guidelines and policies with respect to risk assessment and risk management.

                  (b) before the filing of the audit report by the Company's independent auditor with the SEC, review and discuss any reports from the independent auditor regarding:

                           (1) all critical accounting policies and practices, including the reasons why policies are critical, how current and anticipated future events impact those determinations, an assessment of management's disclosures and any significant modifications proposed by the independent auditor that were not included;

                           (2) all alternative treatments of financial information within GAAP that have been discussed with management (as to both general accounting policies and the accounting for specific transactions), the ramifications of the use of such

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                  alternative disclosures and treatments, and the treatment
                  preferred by the Company's independent auditor, as well as the reasons for selecting the chosen accounting treatment and whether the chosen accounting treatment complies with existing corporate accounting policies and, if not, why not;

                           (3) other material written communications between management and the Company's independent auditor, such as any schedule of unadjusted differences, management letter, engagement letter, independence letter, management representation letter, report on observations and recommendations on internal controls, or schedule of material adjustments and reclassifications proposed (including a list of any not recorded); and

                           (4) illegal acts that may be required to be reported under Section 10A(b) of the Exchange Act;

                  (c) discuss with management and the Company's independent auditor the Company's earnings press releases, including the use of any non-GAAP financial measures, as well as financial information and earnings guidance provided to investors, analysts and ratings agencies, which discussion may be limited to the types of information to be disclosed and the type of presentation to be made rather than a discussion of specific disclosures to be made in each earnings press release;

                  (d) review and discuss with management and the Company's independent auditor the annual audited financial statements and quarterly financial statements, including the results of any audit or review of those financial statements and the disclosures in management's discussion and analysis of the Company's financial condition and results of operations;

                  (e) review the disclosure in the Company's periodic reports of the audit committee's approval of any non-audit service pursuant to Section 10A(i)(2) of the Exchange Act;

                  (f) review reports received from government agencies or third parties concerning legal, regulatory or other matters that might have a material effect on the financial statements or compliance policies of the Company; and

                  (g) review and discuss with the Company's legal counsel any legal matters that could have a significant impact on the financial statements or compliance policies of the Company.

         14. Audit of Annual Financial Statements. In connection with the audit of the Company's annual financial statements, the audit committee shall:

                  (a) review and discuss with management and the Company's independent auditor the scope, planning and staffing of the audit engagement;

                  (b) discuss with the Company's independent auditor its significant findings and recommendations resulting from the audit, including any audit problems or

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         difficulties, as well as management's response, which discussion should cover (1) any restrictions on the scope of the independent auditor's activities or access to information, (2) any disagreements with management, (3) any accounting adjustments proposed by the independent auditor and rejected by management, (4) any communications with the independent auditor's national office regarding auditing or accounting issues presented by the engagement, and (5) any management or internal control letter issued or proposed to be issued by the independent auditor to the Company;

                  (c) review and discuss with management and the Company's independent auditor the audited financial statements;

                  (d) review and discuss with the Company's independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU
         Section 380), as may be modified or supplemented;

                  (e) (1) discuss with the Company's independent auditor the independent auditor's independence, (2) ensure that it receives the written disclosures and the letter from the Company's independent auditor required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, (3) actively engage in a dialogue with the Company's independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and (4) take, or recommend that the board of directors take, appropriate action to oversee the independence of the auditor; and

                  (f) based on the foregoing reviews and discussions, recommend to the board of directors whether or not to include the Company's audited financial statements in the Company's annual report on Form 10-K for filing with the SEC.

         15. Approval of Related-Party Transactions. The audit committee shall have the sole authority to approve transactions that may involve actual or apparent conflicts of interest.

         16. Procedures for Complaints. The audit committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         17. Conduct of Investigations. The audit committee shall have the authority to conduct or authorize investigations, at the Company's expense, into any matter within the audit committee's scope of responsibility.

         18. Limitation on Audit Committee Responsibility. In adopting this charter, the board of directors acknowledges that it is not the responsibility of the audit committee to prepare the Company's financial statements, plan or conduct audits of those financial statements, or determine whether those financial statements are complete and accurate and conform to GAAP and applicable rules and regulations. These tasks are the responsibility of management and the Company's independent auditor.

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         19.      Annual Performance Evaluation. The audit committee shall
annually evaluate its own performance. In particular, the audit committee shall review:

                  (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues regarding the adequacy of the Company's internal controls for financial reporting and any special audit steps adopted in light of material control deficiencies;

                  (b) analyses prepared by management and/or the Company's independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

                  (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet arrangements, on the Company's financial statements; and

                  (d) earnings press releases (paying particular attention to the use of any non-GAAP financial measures), as well as financial information and earnings guidance provided to investors, analysts and rating agencies.

         20. Annual Review of Charter. The audit committee shall at least annually review and assess the adequacy of this charter and, to the extent the audit committee shall deem appropriate, recommend to the board of directors any changes that would enable the audit committee to fulfill its responsibilities more effectively.

                                      * * *

             AS APPROVED BY THE BOARD OF DIRECTORS ON JUNE 24, 2003.

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                                                                         ANNEX B

                           VERMONT PURE HOLDINGS, LTD.

                            2004 STOCK INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

         The name of the plan is the Vermont Pure Holdings, Ltd. 2004 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable directors, officers and employees of, and other persons providing services to, Vermont Pure Holdings, Ltd. (the "Company") and its Affiliates to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

         The following terms shall be defined as set forth below:

         "Affiliate" means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in Section 424 of the Code.

         "Award" or "Awards", except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards and Unrestricted Stock Awards.

         "Board" means the Board of Directors of the Company.

         "Cause" shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Affiliate that the Holder's employment or other relationship with the Company or any such Affiliate should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Affiliate) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Affiliate or any other Affiliate or on the Award holder's ability to perform services for the Company or any such Affiliate, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Affiliate.

         "Change of Control" shall have the meaning set forth in Section 13.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

         "Committee" shall have the meaning set forth in Section 2.

         "Disability" means disability as set forth in Section 22(e)(3) of the Code.

         "Effective Date" means the date on which the Plan is approved by the Board of Directors as set forth in Section 15.

         "Eligible Person" shall have the meaning set forth in Section 4.

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         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" on any given date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on NASDAQ, the Fair Market Value of the Stock shall be determined in good faith by the Committee.

         "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

         "Non-Employee Director" means any director who: (i) is not currently an officer of the Company or an Affiliate, or otherwise currently employed by the Company or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company or an Affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

         "Non-Statutory Stock Option" means any Stock Option that is not an Incentive Stock Option.

         "Normal Retirement" for purposes of the Plan shall mean the voluntary termination of the participant's employment with or services to the Company by a participant who has had at least 10 years of service to the Company and is at least 50 years old, or termination of the participant's employment with or services to the Company under such other circumstances as determined by the Committee.

         "Outside Director" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in Section 1504(a) of the Code, which includes the Company (an "Affiliated Group Member"), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliated Group Member's taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. "Outside Director" shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

         "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

         "Restricted Stock Award" means an Award granted pursuant to Section 6.

         "SEC" means the Securities and Exchange Commission or any successor authority.

         "Stock" means the Common Stock, $.001 par value per share, of the Company, subject to adjustments pursuant to Section 3.

         "Unrestricted Stock Award" means Awards granted pursuant to Section 7.

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SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS
           AND DETERMINE AWARDS.

         (a) Committee. The Plan shall be administered by the compensation committee of the Board (the "Committee") consisting of not less than two (2) persons each of whom qualifies as an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Outside Director nor a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

         (b) Powers of Committee. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

                  (i) to select the persons to whom Awards may from time to time be granted;

                  (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock and Unrestricted Stock, or any combination of the foregoing, granted to any one or more participants;

                  (iii) to determine the number of shares to be covered by any Award;

                  (iv) to determine and modify the price, terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant's consent;

                  (v) to accelerate the exercisability or vesting of all or any portion of any Award;

                  (vi) to extend the period in which any outstanding Stock Option may be exercised; and

                  (vii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

         All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

SECTION 3. SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION.

         (a) Shares Issuable. The maximum number of shares of Stock with respect to which Awards may be granted under the Plan shall be 250,000. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise) shall be added back to the shares of Stock with respect to which

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Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

         (b) Limitation on Awards. In no event may any Plan participant be granted Awards with respect to more than 100,000 shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

         (c) Stock Dividends, Mergers, etc. In the event that after approval of the Plan by the stockholders of the Company in accordance with
Section 15, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 13.

         (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4. ELIGIBILITY.

         Awards may be granted to directors, officers and employees of, and consultants and advisers to, the Company or its Affiliates ("Eligible Persons").

SECTION 5. STOCK OPTIONS.

         The Committee may grant to Eligible Persons options to purchase stock.

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

         No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

         The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or an Affiliate. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and the terms and conditions of Section 11 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

                  (a) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant, but shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the grant date.

                  (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

                  (c) Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

                  (d) Method of Exercise; Payment. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Option agreements may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option agreement, by one of the following methods:

                           (i)      By delivery to the Company of shares of
Common Stock of the Company that either have been purchased by the optionee on the open market, or have been beneficially owned by the optionee for a period of at least six months and are not then subject to restriction under any Company plan ("mature shares"); such surrendered shares shall have a Fair Market Value equal in amount to the exercise price of the Options being exercised;

                           (ii)     By delivery of a personal recourse note
issued by the optionee to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Committee may determine in its discretion; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code;

                           (iii)    If the class of Common Stock is registered
under the Exchange Act at such time, subject to rules as may be established by the Committee, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided, further, that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. The Company need not act upon such exercise notice until the Company receives full payment of the exercise price;

                           (iv)     By reducing the number of Option shares
otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a Fair Market Value equal to such aggregate exercise price; provided, however, that the optionee otherwise holds an equal number of mature shares; or

                           (v)      By any combination of such methods of
payment.

         The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

                  (e) Non-transferability of Options. Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

                  (f) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Affiliates become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

                  (g) Lockup Agreement. The Committee may in its discretion specify upon granting an Option that the optionee shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purpose of, or otherwise dispose of any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

         SECTION 6. RESTRICTED STOCK AWARDS.

         (a) Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"), including continued employment and/or achievement of pre-established performance goals and objectives.

         (b) Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty

(60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

         (c) Rights as a Shareholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

         (d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Affiliates for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock which have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

         (e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 11, amend any conditions of the Award.

         (f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7. UNRESTRICTED STOCK AWARDS.

         (a) Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan ("Unrestricted Stock") at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

         (b) Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

         (c) Unrestricted Stock Awards to Eligible Directors. To the extent that members of the Board of Directors are entitled to receive fees for services as Director, the Committee may in its discretion grant Unrestricted Stock Awards to Directors who are not currently officers of the Company or an Affiliate, or otherwise currently employed by the Company or an Affiliate (each, an "Eligible Director") in payment of fees for service on the Board of Directors or committees thereof, including

Unrestricted Stock Awards in lieu of cash payments to an Eligible Director who elects, with the Committee's permission, to receive Unrestricted Stock Awards in lieu of such cash payments. Such Awards shall comprise a number of shares of Stock equal to the amount of the cash payment earned by the Eligible Director, divided by the Fair Market Value per share of Stock on the date of the Award. No fractional Awards may be issued. Each Eligible Director who receives an Award pursuant to this Section agrees for a period of one year from the Award Date not to sell, make any short sale of, loan, grant any option for the purpose of, or otherwise dispose of any of the shares so issued, without the prior written consent of the Committee. No other Plan restrictions shall apply to these Awards.

SECTION 8. TERMINATION OF STOCK OPTIONS.

         (a) Incentive Stock Options. This Section sets forth information with respect to the extent to which Options designated as Incentive Stock Options under the Plan may be exercised following the termination of employment of the optionee under various circumstances. In some cases, the amount of time available under the Plan for the exercise of an Option following such termination of employment may exceed the applicable maximum amount of time permitted for Incentive Stock Options under the Code. Any Incentive Stock Option that is exercised after the applicable maximum permissible amount of time under the Code shall no longer qualify as an Incentive Stock Option and will be a Non-Statutory Stock Option. Optionees shall consult their own tax advisers about the tax treatment of Options.

                  (i) Termination by Death. If any participant's employment by the Company and its Affiliates terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of one (1) year (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

                  (ii)     Termination by Reason of Disability or Normal
Retirement.

                  (A) Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of two (2) years (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

                  (B) Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of two (2) years (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

                  (C) The Committee shall have sole authority and discretion to determine whether a participant's employment has been terminated by reason of Disability or Normal Retirement.

                  (iii) Termination for Cause. If any participant's employment by the Company and its Affiliates has been terminated for Cause, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to thirty (30) days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

                  (iv) Other Termination. Unless otherwise determined by the Committee, if a participant's employment by the Company and its Affiliates terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment,

                           (x) for ninety (90) days (or such other period as the Committee shall specify) in the case of involuntary termination (such as layoff) under this Section 8(a)(iv), or

                           (y) for thirty (30) days (or such other period as the Committee shall specify) in the case of voluntary termination (such as resignation) under this Section 8(a)(iv),

whichever is applicable, in each case from the date of termination of employment, or until the expiration of the stated term of the Option, if earlier.

         (b) Non-Statutory Stock Options. Any Non-Statutory Stock Option granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 9. TAX WITHHOLDING.

         (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

         (b) Payment in Shares. A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) transferring to the Company a sufficient number of mature shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

         (c) Notice of Disqualifying Disposition. Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Common Stock purchased upon exercise of an Incentive Stock Option.

SECTION 10. TRANSFER AND LEAVE OF ABSENCE.

         For purposes of the Plan, the following events shall not be deemed a termination of employment:

         (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another;

         (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, for a period of up to ninety
(90) days, or longer if the employee's right to re-employment is guaranteed either by a statute or by contract.

SECTION 11. AMENDMENTS AND TERMINATION.

         The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent.

         This Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.

SECTION 12. STATUS OF PLAN.

         With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 13. CHANGE OF CONTROL PROVISIONS.

         (a)      Upon the occurrence of a Change of Control as defined in this
Section 13:

                  (i) subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option or Restricted Stock Award shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock, shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

                  (ii) the Committee may accelerate the time for exercise of, and waive all conditions and restrictions on, each unexercised and unexpired Stock Option and Restricted Stock Award, effective upon a date prior or subsequent to the effective date of such Change of Control, as specified by the Committee; or

                  (iii) each outstanding Stock Option and Restricted Stock Award may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, during the thirty (30) day period preceding the effective date of such Change of Control.

         (b) "Change of Control" shall mean the occurrence of any one of the following events:

                  (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act) becomes, after the Effective Date of this Plan, a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                  (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

SECTION 14. GENERAL PROVISIONS.

         (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

         No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

         (b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

         (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Affiliate.

SECTION 15. EFFECTIVE DATE OF PLAN.

         This Plan shall become effective upon its adoption by the Company's Board of Directors and shall be submitted to the shareholders of the Company for approval within twelve months following the adoption of this Plan by the Board If such shareholder approval is not obtained within twelve months after the Board's adoption of the Plan, no Options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter.

SECTION 16. GOVERNING LAW.

         This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

                                    * * * * *

                           VERMONT PURE HOLDINGS, LTD.

                                      PROXY

                       SOLICITED BY THE BOARD OF DIRECTORS
               FOR THE ANNUAL MEETING TO BE HELD ON APRIL 13, 2004

         The undersigned Stockholder(s) of VERMONTPURE HOLDINGS, LTD., a Delaware corporation ("Company"), hereby appoints Timothy G. Fallon and Peter K. Baker, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares of stock held by the undersigned or which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 13, 2004 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given on the reverse and in the discretion of the proxies upon all other matters that may properly come before the Meeting. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS ON THE REVERSE SIDE HEREOF.

         The undersigned hereby revokes all proxies, if any, hitherto given by him to others for said Meeting.

                  (CONTINUED, AND TO BE SIGNED, ON OTHER SIDE.)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                          VERMONT PURE HOLDINGS, LTD.

                                 APRIL 13, 2004

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

   - Please detach along perforated line and mail in the envelope provided. -

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.   Election of the following directors:

                                      NOMINEES:

[ ]FOR ALL NOMINEES                   - Timothy G. Fallon
                                      - Henry E. Baker
[ ]WITHHOLD AUTHORITY                 - Peter K. Baker
   FOR ALL NOMINEES                   - Phillip Davidowitz
                                      - Robert C. Getchell
[ ]FOR ALL EXCEPT                     - Carol R. Lintz
   (See instructions below)           - David R. Preston
                                      - Ross S. Rapaport
                                      - Norman E. Rickard
                                      - Beat Schlagenhauf

                                                           FOR  AGAINST  ABSTAIN
2.   Adoption of the Company's 2004 Stock Incentive Plan,  [ ]    [ ]      [ ]
     which authorizes the grant of awards consisting of incentive stock options, non-statutory stock options, restricted stock and unrestricted stock, and covers in the aggregate 250,000 shares of the Company's common stock, as adopted by the Board of Directors on February 18, 2004.

3. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

INSTRUCTION:   To withhold authority to vote for any individual nominee(s), mark
               "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: -

To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that     [  ]
changes to the registered name(s) on the account may not be submitted via this method.

I PLAN ON ATTENDING THE ANNUAL MEETING [  ]

Signature of Stockholder [                                   ] Date: [         ]
Signature of Stockholder [                                   ] Date: [         ]

     NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.